UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

Paramount Global

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	PARAA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	PARA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K is being filed in connection with the completion on August 7, 2025 (the “Closing Date”) of the transactions contemplated by the Transaction Agreement, dated as of July 7, 2024 (the “Transaction Agreement”), by and among Paramount Global, a Delaware corporation (“Paramount”), Skydance Media, LLC, a California limited liability company (“Skydance”), Paramount Skydance Corporation (f/k/a New Pluto Global, Inc.), a Delaware corporation (“Paramount Skydance Corporation”), Pluto Merger Sub, Inc., a Delaware corporation (“Paramount Merger Sub”), Pluto Merger Sub II, Inc., a Delaware corporation (“Paramount Merger Sub II”), Sparrow Merger Sub, LLC, a California limited liability company (“Skydance Merger Sub” and, together with Paramount Merger Sub and Paramount Merger Sub II, the “Merger Subs”), and the Upstream Blocker Holders (as defined in the Transaction Agreement) signatory thereto (solely with respect to certain sections of the Transaction Agreement as specified therein), pursuant to which, on August 6, 2025, Paramount Merger Sub merged with and into Paramount (the “Pre-Closing Paramount Merger”), with Paramount surviving the Pre-Closing Paramount Merger and becoming a wholly owned, direct subsidiary of Paramount Skydance Corporation. On August 7, 2025, pursuant to the Transaction Agreement, (i) Paramount Merger Sub II merged with and into Paramount Skydance Corporation (the “New Paramount Merger”), with Paramount Skydance Corporation surviving the New Paramount Merger, (ii) immediately following the New Paramount Merger, each Upstream Blocker Holder transferred 100% of the issued and outstanding equity interests in certain blocker entities to Paramount Skydance Corporation in exchange for shares of Class B common stock, par value $0.001 per share, of Paramount Skydance Corporation (“Class B Common Stock”) (the “Blocker Contribution and Exchange”), and (iii) immediately following the Blocker Contribution and Exchange, Skydance Merger Sub merged with and into Skydance (the “Skydance Merger” and, together with the other transactions contemplated by the Transaction Agreement, including the Pre-Closing Paramount Merger, the New Paramount Merger and the Blocker Contribution and Exchange, the “Transactions” and the consummation of the Transactions, the “Closing”), with Skydance surviving the Skydance Merger (the “Surviving Skydance Entity”) and becoming a wholly owned subsidiary of Paramount Skydance Corporation. As a result of the Transactions, which are further described in a Registration Statement on Form S-4 (File No. 333-282985) (as amended, the “Registration Statement”) filed by Paramount Skydance Corporation with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on February 13, 2025, Paramount and Skydance became wholly owned subsidiaries of Paramount Skydance Corporation.

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in the Explanatory Note of this report is incorporated herein by reference.

Supplemental Indentures

On the Closing Date and in connection with the Transactions, Paramount and The Bank of New York Mellon and Deutsche Bank Trust Company Americas, each as trustees under the respective series, entered into supplemental indentures (collectively, the “Supplemental Indentures”) with respect to each of Paramount’s: (i) 7.875% Senior Debentures due 2030; (ii) 4.00% Senior Notes due 2026; (iii) 2.90% Senior Notes due 2027; (iv) 3.375% Senior Notes due 2028; (v) 4.200% Senior Notes due 2029; (vi) 5.90% Senior Notes due 2040; (vii) 4.85% Senior Notes due 2042; (viii) 4.900% Senior Notes due 2044; (ix) 4.60% Senior Notes due 2045; (x) 5.50% Senior Debentures due 2033; (xi) 6.875% Senior Debentures due 2036; (xii) 6.75% Senior Debentures due 2037; (xiii) 4.500% Senior Debentures due 2042; (xiv) 4.375% Senior Debentures due 2043; (xv) 4.875% Senior Debentures due 2043; (xvi) 5.850% Senior Debentures due 2043; (xvii) 5.250% Senior Debentures due 2044; (xviii) 4.850% Senior Debentures due 2034; (xix) 3.450% Senior Notes due 2026; (xx) 6.250% Junior Subordinated Debentures due 2057; (xxi) 3.700% Senior Notes due 2028; (xxii) 4.950% Senior Notes due 2031; (xxiii) 4.200% Senior Notes due 2032; (xxiv) 4.950% Senior Notes due 2050; and (xxv) 6.375% Junior Subordinated Debentures due 2062 (each, a “Series” and collectively the “Indenture Debt”) issued pursuant to, as applicable, (1) the indenture, dated as of May 15, 1995, by and among Paramount (formerly known as CBS Corporation, formerly known as Viacom Inc.), as issuer, the guarantor party thereto, and Deutsche Bank Trust Company Americas (successor trustee to Citibank, N.A., successor to State Street Bank and Trust Company, successor to The First National Bank of Boston), as trustee (as previously supplemented, amended or otherwise modified, the “1995 Indenture”), (2) the indenture, dated as of June 22, 2001, by and among

Paramount (formerly known as CBS Corporation, formerly known as Viacom Inc.), as issuer, the guarantor party thereto, and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee, as amended and restated by the Amended and Restated Indenture, dated as of November 3, 2008, by and among Paramount (formerly known as CBS Corporation) as issuer, the guarantor party thereto, and the Bank of New York Mellon, as original trustee, and supplemented by the First Supplemental Indenture, dated as of April 5, 2010, by and among Paramount (formerly known as CBS Corporation), as issuer, the guarantor party thereto, and Deutsche Bank Trust Company Americas, as series trustee (as previously supplemented, amended or otherwise modified, the “2008 A&R Indenture”), (3) the indenture, dated as of April 12, 2006, by and between Paramount (as successor to Viacom Inc.), as issuer, and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (as previously supplemented, amended or otherwise modified, the “2006 Indenture”), (4) the indenture, dated as of November 16, 2017, by and among Paramount (formerly known as CBS Corporation), as issuer, the guarantor party thereto, and Deutsche Bank Trust Company Americas, as trustee (as previously supplemented, amended or otherwise modified, the “2017 Indenture”), and (5) the indenture, dated as of March 27, 2020, by and between Paramount (formerly known as ViacomCBS Inc.), as issuer, and Deutsche Bank Trust Company Americas, as trustee (as previously supplemented, amended or otherwise modified, the “2020 Indenture”). Pursuant to the Supplemental Indentures, (i) Paramount agreed to use reasonable best efforts to cause Paramount Skydance Corporation to provide a full and unconditional guarantee of each Series of Indenture Debt and (ii) Paramount Skydance Corporation provided a full and unconditional parent guarantee of Paramount’s obligations under each Series of Indenture Debt (collectively the “Parent Guarantees”).

The foregoing summary of the Supplemental Indentures is not intended to be complete and is qualified in its entirety by reference to the Supplemental Indentures, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 4.10 to this Current Report on Form 8-K and are incorporated herein by reference.

Joinder to Credit Agreement

On August 7, 2025, in connection with and substantially concurrently with the Closing, Paramount entered into that certain Joinder Agreement (the “Borrower Joinder Agreement”), by and among Paramount, Paramount Skydance Corporation and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”), pursuant to which Paramount Skydance Corporation joined the amended and restated credit agreement, dated as of January 23, 2020 (as amended or otherwise modified on or prior to the date of the Borrower Joinder Agreement, the “Credit Agreement”), by and among Paramount, the subsidiaries of Paramount designated as borrowers from time to time thereunder, the lenders named therein, the Administrative Agent, Citibank, N.A., Bank of America, N.A. and Wells Fargo Bank, National Association, as syndication agents, and Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners, LLC and Royal Bank of Canada, as documentation agents, as a “Borrower” thereunder.

On August 7, 2025, substantially concurrently with the Closing and upon satisfaction or waiver of certain conditions subsequent specified in amendment no. 4, dated as of August 1, 2024 (“Amendment No. 4”), to the Credit Agreement, among Paramount, the lenders party thereto and the Administrative Agent, the amendments to the Credit Agreement as specified in Amendment No. 4 have automatically been made operative, which amendments, among other things: (a) revised the provisions and related definitions regarding a Change of Control (as defined in the Credit Agreement) to reflect the ownership structure of Paramount and Paramount Skydance Corporation after giving effect to the Transactions and (b) included Paramount Skydance Corporation as a borrower and a parent guarantor under the Credit Agreement.

The Credit Agreement, which was filed as Exhibit 10.1 to Paramount’s Current Report on Form 8-K with the SEC on January 23, 2020, as amended by amendment no. 1, dated as of December 9, 2021, amendment no. 2, dated as of February 14, 2022, amendment no. 3, dated as of March 3, 2023, Amendment No. 4, and amendment no. 5, dated as of May 12, 2025, which were filed by Paramount with the SEC as Exhibit 10.1 to its Current Report on Form 8-K on December 14, 2021, Exhibit 10(hh) to its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Exhibit 10.1 to its Current Report on Form 8-K on March 9, 2023, Exhibit 10.1 to its Current Report on Form 8-K on August 7, 2024, and Exhibit 10.1 to its Current Report on Form 8-K on May 15, 2025, respectively, is incorporated by reference herein.

The foregoing summary of the Borrower Joinder Agreement is not intended to be complete and is qualified in its entirety by reference to the Borrower Joinder Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Governance Agreement

On August 7, 2025, in accordance with the Transaction Agreement, that certain governance agreement, dated as of August 13, 2019, by and among Paramount, National Amusements, Inc. (to be renamed Harbor Lights Entertainment, Inc.), a Maryland corporation (“Harbor Lights” or “NAI”) and the other parties thereto (the “Governance Agreement”) was terminated. The Governance Agreement provided, among other things, that NAI would not take any action which would result in the Board of Directors of Paramount (the “Paramount Board”) or the compensation or nominating and governance committees of any Surviving Corporation (as defined therein) being comprised of less than a majority of independent directors.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this report is incorporated herein by reference.

At the Pre-Closing Paramount Merger Effective Time (as defined in the Transaction Agreement), by virtue of the Pre-Closing Paramount Merger and without any action on the part of Paramount, Paramount Skydance Corporation, Paramount Merger Sub or the holders of any shares of Paramount Class A common stock, par value $0.001 per share (“Paramount Class A Common Stock” and each, a “Paramount Class A Share”) or shares of Paramount Class B common stock, par value $0.001 per share (“Paramount Class B Common Stock” and each, a “Paramount Class B Share”) (the Paramount Class B Common Stock together with Paramount Class A Common Stock, “Paramount Common Stock”, and the Paramount Class B Share together with the Paramount Class A Shares, the “Paramount Shares”):

•

other than any Pre-Closing Paramount Merger Cancelled Shares (as defined below), each Paramount Class A Share issued and outstanding immediately prior to the Pre-Closing Paramount Merger Effective Time was converted automatically into the right to receive one (1) share of Class A common stock, par value $0.001 per share, of Paramount Skydance Corporation (each such share, a “New Paramount Class A Share” and, collectively, “New Paramount Class A Common Stock”);

•

other than any Pre-Closing Paramount Merger Cancelled Shares, each Paramount Class B Share issued and outstanding immediately prior to the Pre-Closing Paramount Merger Effective Time was converted automatically into the right to receive one (1) share of Class B common stock, par value $0.001 per share, of Paramount Skydance Corporation (each such share a “New Paramount Class B Share” and, collectively, “New Paramount Class B Common Stock” and, collectively with the New Paramount Class A Shares, the “New Paramount Shares”);

•

each Paramount Share that was owned by Paramount as treasury stock and each New Paramount Share that was held directly by Paramount immediately prior to the Pre-Closing Paramount Merger Effective Time was cancelled and ceased to exist for no consideration (collectively, the “Pre-Closing Paramount Merger Cancelled Shares”); and

•	each share of capital stock of Paramount Merger Sub outstanding immediately prior to the Pre-Closing Paramount Merger Effective Time was cancelled and ceased to exist for no consideration.

At the New Paramount Merger Effective Time (as defined in the Transaction Agreement) by virtue of the New Paramount Merger and without any action on the part of Paramount, Paramount Skydance Corporation, Paramount Merger Sub II or the holders of any shares of New Paramount Class A Common Stock or shares of New Paramount Class B Common Stock:

•

each New Paramount Share that was held directly or indirectly by Skydance or any wholly owned subsidiary of Skydance (collectively, the “New Paramount Merger Cancelled Shares” and, together with the Pre-Closing Paramount Merger Cancelled Shares, the “Cancelled Shares”) was cancelled and ceased to exist for no consideration;

•

each New Paramount Class A Share that was issued and outstanding immediately prior to the New Paramount Merger Effective Time and held by a Specified Stockholder (as defined in the Transaction Agreement) remained issued and outstanding as a New Paramount Class A Share (the “Specified Stockholder Class A Merger Consideration”);

•

each New Paramount Class A Share (i) that was issued and outstanding immediately prior to the New Paramount Merger Effective Time, was not held by a Specified Stockholder and was not a Cancelled Share and (ii) with respect to which a cash election had been properly made and not revoked by the holder thereof prior to the New Paramount Merger Effective Time in accordance with the requirements set forth in the Transaction Agreement, was automatically converted into the right to receive $23.00 per share in cash, without interest (the “Class A Cash Consideration”);

•

each New Paramount Class A Share (i) that was issued and outstanding immediately prior to the New Paramount Merger Effective Time, was not held by a Specified Stockholder and was not a Cancelled Share and (ii) with respect to which (A) a stock election had been properly made and not revoked by the holder thereof prior to the New Paramount Merger Effective Time in accordance with the requirements set forth in the Transaction Agreement or (B) neither a cash or stock election had been made by the holder thereof, was automatically converted into the right to receive 1.5333 shares of New Paramount Class B Common Stock (the “Class A Stock Consideration” and, together with the Specified Stockholder Class A Merger Consideration and the Class A Cash Consideration, the “New Paramount Class A Merger Consideration”);

•

each New Paramount Class B Share that was issued and outstanding immediately prior to the New Paramount Merger Effective Time and held by a Specified Stockholder or an Equity Investor (as defined in the Transaction Agreement) remained issued and outstanding as a New Paramount Class B Share (the “Specified Stockholder Class B Merger Consideration”);

•

each New Paramount Class B Share (i) that was issued and outstanding immediately prior to the New Paramount Merger Effective Time, was not held by a Specified Stockholder or an Equity Investor and was not a Cancelled Share and (ii) with respect to which a cash election was properly made and not revoked by the holder thereof prior to the New Paramount Merger Effective Time in accordance with the requirements set forth in the Transaction Agreement, was, subject to proration in accordance with the Transaction Agreement and as described below, automatically converted into the right to receive $15.00 in cash, without interest (the “Class B Cash Consideration”);

•

each New Paramount Class B Share (i) that was issued and outstanding immediately prior to the New Paramount Merger Effective Time, was not held by a Specified Stockholder or an Equity Investor and was not a Cancelled Share and (ii) with respect to which (A) a stock election was properly made and not revoked by the holder thereof prior to the New Paramount Merger Effective Time in accordance with the requirements set forth in the Transaction Agreement or (B) neither a cash or stock election was made by the holder thereof, remained issued and outstanding as one (1) New Paramount Class B Share (the “Class B Stock Consideration” and together with the Class A Stock Consideration, the “Stock Consideration”) (the Class B Stock Consideration together with the Specified Stockholder Class B Merger Consideration and the Class B Cash Consideration, the “New Paramount Class B Merger Consideration” and, collectively with the New Paramount Class A Merger Consideration, the “New Paramount Merger Consideration”);

•

all New Paramount Shares that were converted into the right to receive the New Paramount Merger Consideration (other than those New Paramount Shares that remain issued and outstanding in connection with the New Paramount Merger as described above) ceased to exist and no longer remain outstanding;

•

each holder of a certificate (a “Certificate”) formerly representing any Paramount Shares converted into New Paramount Shares pursuant to the Pre-Closing Paramount Merger and thereafter converted into the right to receive the applicable New Paramount Merger Consideration pursuant to the New Paramount Merger, and each book-entry account formerly representing any uncertificated Paramount Shares converted into New Paramount Shares pursuant to the Pre-Closing Paramount Merger and thereafter converted into the right to receive the applicable New Paramount Merger Consideration pursuant to the New Paramount Merger (“Book-Entry Shares”) ceased to exist and have any rights with respect thereto, except the right to receive the New Paramount Merger Consideration, the Fractional Share Cash Amount (if any) and any unpaid dividends or other distributions in accordance with the Transaction Agreement; and

•	each share of capital stock of Paramount Merger Sub II outstanding immediately prior to the New Paramount Merger Effective Time was cancelled and ceased to exist for no consideration.

As a result, the elections made by holders of New Paramount Class B Common Shares for the Class B Cash Consideration were subject to a proration mechanism pursuant to the Transaction Agreement, such that only 285,889,212 shares of New Paramount Class B Common Shares that elected to receive the Class B Cash Consideration were converted at the New Paramount Merger Effective Time into the right to receive the Class B Cash Consideration and the balance received Class B Stock Consideration and remained issued and outstanding as shares of New Paramount Class B Common Stock following the Transactions as a result. In connection with the Transactions, (i) the aggregate Class A Cash Consideration payable is $165,325,716.33 and the aggregate Class B Cash Consideration payable is $4,288,338,180.00 and (ii) an aggregate of 318,818,445 shares of New Paramount Class B Common Stock are issuable as Stock Consideration to former holders of Paramount Common Stock.

In connection with the Transactions, at the Pre-Closing Paramount Merger Effective Time (i) each stock option to purchase shares of Paramount Class B Common Stock (a “Paramount Option”) that was outstanding and unexercised immediately prior to the Pre-Closing Paramount Merger Effective Time was assumed by Paramount Skydance Corporation and converted into a stock option to purchase an equivalent number of shares of New Paramount Class B Common Stock, with an exercise price per share of New Paramount Class B Common Stock equal to the exercise price per share of such Paramount Option immediately prior to the Pre-Closing Paramount Merger Effective Time, with such converted option having the same terms (including vesting requirements and any applicable terms relating to accelerated vesting upon qualifying terminations of employment) as those of the corresponding Paramount Option immediately prior to the Pre-Closing Paramount Merger Effective Time, (ii) each award of restricted stock units relating to Paramount Class B Common Stock (a “Paramount RSU Award”) that was outstanding immediately prior to the Pre-Closing Paramount Merger Effective Time was assumed by Paramount Skydance Corporation and converted into an award of restricted stock units covering an equivalent number of shares of New Paramount Class B Common Stock, with such converted award of restricted stock units having the same terms (including vesting requirements and any applicable terms relating to accelerated vesting upon qualifying terminations of employment) as those of the corresponding Paramount RSU Award immediately prior to the Pre-Closing Paramount Merger Effective Time, (iii) each award of performance-based restricted stock units relating to Paramount Class B Common Stock (a “Paramount PSU Award”) that was outstanding immediately prior to the Pre-Closing Paramount Merger Effective Time was assumed by Paramount Skydance Corporation and converted into an award of restricted stock units covering an equivalent number of shares of Paramount Class B Common Stock (with performance-based vesting conditions for performance periods not completed prior to the Pre-Closing Paramount Merger Effective Time deemed satisfied at target level), with such converted award of restricted stock units having the same terms (including vesting requirements and any applicable terms relating to accelerated vesting upon qualifying terminations of employment, except that such converted award of restricted stock units are no longer subject to performance-based vesting conditions) as those of the corresponding Paramount PSU Award immediately prior to the Pre-Closing Paramount Merger Effective Time, and (iv) each notional investment unit relating to Paramount Class A or Class B Common Stock subject to a Paramount deferred compensation plan (a “Paramount Notional Unit”) that was outstanding immediately prior to the Pre-Closing Paramount Merger Effective Time was converted into a notional unit relating to an equivalent number (in the case of Class B denominated Paramount Notional Units) or equivalent value based on the exchange ratio (in the case of Class A denominated Paramount Notional Units) of shares of New Paramount Class B Common Stock, with such converted notional unit having the same terms (including timing and form of payment) as those of the corresponding Paramount Notional Unit immediately prior to the Pre-Closing Paramount Merger Effective Time.

At the effective time of the Skydance Merger (the “Skydance Merger Effective Time” and, together with the Pre-Closing Paramount Merger Effective Time and the New Paramount Merger Effective Time, the “Merger Effective Times”), by virtue of the Skydance Merger and without any action on the part of Paramount Skydance Corporation, Skydance, Skydance Merger Sub or the holders of any Skydance Membership Units (as defined below), each outstanding membership unit of Skydance (the “Skydance Membership Units”) (other than any Skydance Membership Unit that was held, directly or indirectly, by Paramount Skydance Corporation or Skydance) was converted into the right to receive the applicable portion, as determined in accordance with Skydance’s limited liability company agreement and set forth in the allocation statement delivered by Skydance to Paramount prior to the Closing, of 313,822,776 (after reduction in connection with certain tax withholding requirements) shares of New Paramount Class B Common Stock. Each Skydance Membership Unit that was held, directly or indirectly, by Paramount

Skydance Corporation or Skydance immediately prior to the Skydance Merger Effective Time remained as outstanding limited liability company interests in the Surviving Skydance Entity. In addition, at the Skydance Merger Effective Time, each award of “Phantom Units” (as defined in the Skydance 2019 Phantom Unit Plan, as amended from time to time) and each award of phantom units issued under the phantom unit plan adopted by Skydance Sports, LLC, in each case, that was outstanding immediately prior to the Skydance Merger Effective Time was cancelled and terminated and converted into the right to receive the applicable portion of the Skydance Merger Consideration (as defined in the Transaction Agreement) as set forth in the allocation statement described above, less applicable withholding taxes.

The issuance of shares of New Paramount Class B Common Stock issuable pursuant to the New Paramount Merger and the Skydance Merger, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement. The information statement/prospectus of Paramount (the “Information Statement/Prospectus”) included in the Registration Statement contains additional information about the Transactions. The description of New Paramount Shares set forth in the Information Statement/Prospectus is incorporated herein by reference.

The description of the Transaction Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about Paramount Skydance Corporation, Paramount or Skydance, and should not be relied upon as disclosure about Paramount Skydance Corporation, Paramount or Skydance without consideration of the periodic and current reports and statements that Paramount Skydance Corporation or Paramount have filed and may file with the SEC. The terms of the Transaction Agreement govern the contractual rights and relationships, and allocate risks among the parties in relation to the transactions contemplated by the Transaction Agreement. In particular, the representations and warranties made by the parties to each other in the Transaction Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Transaction Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and should not be relied on as statements of fact.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Explanatory Note and in Item 2.01 of this report is incorporated herein by reference.

Prior to the Transactions, shares of Paramount Class A Common Stock and Paramount Class B Common Stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on the Nasdaq Stock Market LLC (“Nasdaq”). As a result of the Transactions, all shares of Paramount Class A Common Stock and Paramount Class B Common Stock were cancelled and retired and ceased to exist. Accordingly, on August 6, 2025, Paramount notified Nasdaq of its intent to remove its securities from listing on the Nasdaq and requested that Nasdaq file with the SEC an application on Form 25 (the “Form 25”) for Paramount to report the delisting of its securities from Nasdaq. Trading in shares of Paramount Class A Common Stock and Paramount Class B Common Stock was halted as of the close of business on August 6, 2025 and the Form 25 will be filed on August 7, 2025. In addition, ten days following the filing of the Form 25, Paramount will file with the SEC a Form 15 with respect to certain Paramount securities requesting that the reporting obligations of Paramount under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modifications to Rights of Security Holders.

The description of the Transactions and the Transaction Agreement in Item 2.01 and the delisting and deregistration of Paramount’s common stock in Item 3.01 are incorporated herein by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Explanatory Note and in Item 2.01 of this report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Explanatory Note and in Item 2.01 of this report is incorporated herein by reference.

Director and Officer Transitions

Pursuant to the terms of the Transaction Agreement, on August 6, 2025, each member of the Paramount Board prior to the Pre-Closing Paramount Merger Effective Time resigned from the Paramount Board effective as of the Pre-Closing Paramount Merger Effective Time.

In connection with the Transactions, Andrew Warren, Katherine Gill-Charest, and Caryn K. Groce were appointed as directors on the Paramount Board, effective as of the Pre-Closing Paramount Merger Effective Time. On August 7, 2025, in connection with the Transactions, Jeffrey Shell and Andrew Brandon-Gordon were appointed as additional directors on the Paramount Board and Ms. Groce thereafter ceased to be a director. The members of the board of directors of Paramount following the Transactions are as follows:

Name
Jeffrey Shell
Andrew Warren
Andrew Brandon-Gordon
Katherine Gill-Charest

On August 6, 2025, in connection with the Transactions, each of the officers of Paramount prior to the Pre-Closing Paramount Merger Effective Time were removed without cause from their respective Paramount officer positions. The names of the principal executive officer, president, principal financial officer, principal accounting officer, and principal operating officer of Paramount and their respective positions, in each case beginning on August 7, 2025, are indicated below:

Name	Title
Jeffrey Shell	President (principal executive officer, president)
Andrew Warren	Executive Vice President and Chief Financial Officer (principal financial officer)
Andrew Brandon-Gordon	Executive Vice President, Chief Strategy Officer and Chief Operating Officer (principal operating officer)
Katherine Gill-Charest	Executive Vice President, Controller and Chief Accounting Officer (principal accounting officer)

None of the foregoing departures were the result of any disagreement with Paramount or the Paramount Board, including on any matters relating to Paramount’s operations, policies, accounting practices or financial reporting.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Explanatory Note is incorporated herein by reference herein.

On August 6, 2025, in connection with the Closing and pursuant to the Transaction Agreement, Paramount amended and restated its certificate of incorporation and its bylaws in their entirety to reflect the changes contemplated by the Transaction Agreement, described in the Information Statement/Prospectus. The amended and restated certificate of incorporation and the second amended and restated bylaws are attached to this report as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Transaction Agreement, dated as of July 7, 2024, by and among Skydance Media, LLC, Paramount, New Pluto Global, Inc. (currently known as “Paramount Skydance Corporation”), Pluto Merger Sub, Inc., Pluto Merger Sub II, Inc., Sparrow Merger Sub, LLC and the Upstream Blocker Holders signatory thereto (incorporated by reference to Exhibit 2.1 to Paramount’s Current Report on Form 8-K, filed with the SEC on July 11, 2024).*

3.1	Amended and Restated Certificate of Incorporation of Paramount, effective as of August 6, 2025.

3.2	Second Amended and Restated Bylaws of Paramount, effective as of August 6, 2025.

4.1	Eighth Supplemental Indenture, dated as of August 7, 2025, to the 1995 Indenture, by and between Paramount and Deutsche Bank Trust Company Americas.

4.2	Ninth Supplemental Indenture, dated as of August 7, 2025, to the 1995 Indenture, by and among Paramount Skydance Corporation, Paramount and Deutsche Bank Trust Company Americas.

4.3	Twenty-Second Supplemental Indenture, dated as of August 7, 2025, to the 2006 Indenture, by and between Paramount and The Bank of New York Mellon.

4.4	Twenty-Third Supplemental Indenture, dated as of August 7, 2025, to the 2006 Indenture, by and among Paramount Skydance Corporation, Paramount and The Bank of New York Mellon.

4.5	Second Supplemental Indenture, dated as of August 7, 2025, to the 2008 A&R Indenture, by and among Paramount, The Bank of New York Mellon and Deutsche Bank Trust Company Americas.

4.6	Third Supplemental Indenture, dated as of August 7, 2025, to the 2008 A&R Indenture, by and among Paramount Skydance Corporation, Paramount, The Bank of New York Mellon and Deutsche Bank Trust Company Americas.

4.7	First Supplemental Indenture, dated as of August 7, 2025, to the 2017 Indenture, by and between Paramount and Deutsche Bank Trust Company Americas.

4.8	Second Supplemental Indenture, dated as of August 7, 2025, to the 2017 Indenture, by and among Paramount Skydance Corporation, Paramount and Deutsche Bank Trust Company Americas.

4.9	First Supplemental Indenture, dated as of August 7, 2025, to the 2020 Indenture, by and between Paramount and Deutsche Bank Trust Company Americas.

4.10	Second Supplemental Indenture, dated as of August 7, 2025, to the 2020 Indenture, by and among Paramount Skydance Corporation, Paramount and Deutsche Bank Trust Company Americas.

10.1	Borrower Joinder Agreement, dated as of August 7, 2025, by and among, Paramount Skydance Corporation, Paramount and JPMorgan Chase Bank, N.A. as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Paramount undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GLOBAL

By:	/s/ Andrew Warren
Name: Andrew Warren
Title: President

Date: August 7, 2025